Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On March 29, 2017, the Company sold its Reno, Nevada campus for proceeds of $156.0 million and entered into an operating lease agreement with the new owners for a term of 15.5 years with optional renewals.

On April 17, 2017, the Company reached an agreement to sell its social casino subsidiary, Double Down Interactive LLC, to an affiliate of DoubleU Games Co., Ltd. (“DoubleU Games”), a global social casino operator headquartered in Seoul, South Korea, for a cash purchase price of approximately $825 million (the “Sale”). Upon the closing of the Sale, the parties will enter into a game development and distribution agreement pursuant to which DoubleU Games will offer the Company’s extensive casino game library on DoubleU Games’ social casino platforms, in exchange for ongoing royalties to the Company. The Sale has been approved by the board of directors of each of the Company and DoubleU Games, and remains subject to customary closing conditions, including regulatory approvals. The Sale is anticipated to be completed in the second quarter of 2017.